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                                                                      Exhibit 23



              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Hyseq, Inc. Employee Stock Purchase Plan of our report dated January 30, 1998, with respect to the consolidated financial statements of Hyseq, Inc. for the year ended December 31, 1997 included in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission.



                                                /s/ ERNST & YOUNG LLP


Palo Alto, California
May 18, 1998